                                                                   Exhibit 10.40
                                                                  Contract K-177



                              COLLOCATE AGREEMENT


     THIS AGREEMENT is entered into this  7th day of January    , 1991
                                         ----        -----------    --
between Williams Telecommunications Services, Inc. ("WTG"), a wholly owned subsidiary of Williams Telecommunications Group, Inc. with and on behalf of WTG Affiliates (hereinafter defined), and Southern Interexchange
                                               ----------------------
Facilities, Inc., a Alabama corporation, with its principal office at
----------------    -------
113 South Main Street, Arab, Alabama  35016   ("Customer").
---------------------------------------------


                                   RECITALS:

     WHEREAS, WTG has the requisite authority to act on behalf of WTG Affiliates, and the parties designated herein as WTG Affiliates are entities, business organizations or enterprises in which the majority of stock or controlling interest is owned or controlled by the same entity owning or controlling the majority of stock or controlling shares of WTG (the "WTG Affiliates"); and,

     WHEREAS, for purposes of this Agreement, the term "WTG" shall also be deemed to refer to the appropriate WTG Affiliate which is the lessee or owner of the Space (as hereinafter defined) in question as identified on the Collocate Schedule(s) (as hereinafter defined); and,

     WHEREAS, WTG Affiliates currently own or lease certain premises (the "Premises") described in the Collocate Schedule(s) and amendments thereto, if any, identified herewith and made a part hereof, at which certain services will be provided in conformity with the applicable specifications set forth in Exhibits to each Collocate Schedule. Each Collocate Schedule shall only be effective upon its being dated and subscribed to by the parties for identification purposes and together with the terms hereof shall constitute the exclusive agreement between the parties with respect to the Space (collectively the "Agreement"); and,

     WHEREAS, Customer desires access to the Premises and to locate therein certain telecommunications equipment and cabling (hereinafter the "Equipment") for the purpose of interconnecting the Equipment with the WTG Affiliates' telecommunications network (the "WTG Network"); and,

     WHEREAS, WTG on behalf of WTG Affiliates, is willing to grant Customer a license to occupy a portion of the Premises upon the terms and conditions hereinafter set forth.

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     NOW, THEREFORE, in consideration of the mutual covenants contained herein,
WTG and Customer hereby agree as follows:

     1. LICENSE TO OCCUPY AND RELOCATION PROVISIONS. WTG hereby grants to Customer a license to occupy the portion of the Premises depicted in each Collocate Schedule (the "Space"). The Space is accepted "AS-IS" by Customer. It is expressly understood that Customer may use the Space only for the purposes of installing, maintaining and operating the Equipment to interconnect with digital telecommunications services provided to Customer or Customer's customer(s) by WTG. Only upon the express written consent of WTG may Customer interconnect the Equipment with telecommunications service provided to Customer by others. If Customer should interconnect with any entity other than WTG without obtaining the written consent of WTG, Customer will be in breach of this Agreement, and WTG may pursue any legal or equitable remedy, including but not limited to the immediate termination of the license pursuant to Paragraph 11 of this Agreement.

     Upon sixty (60) days' prior written notice or, in the event of an emergency, such time as may be reasonable, WTG may require Customer to relocate the Equipment; provided, however, the site of relocation shall afford comparable environmental conditions for the Equipment and comparable accessibility to the Equipment. All costs of relocating the Equipment shall be borne by Customer; provided, however, Customer shall not be required to pay for the cost of improving the Space to which the Equipment may be relocated.

     2. SERVICES; STANDARD SPECS; SPECIAL TERMS. WTG shall provide Customer with the services (the "Services") described in Exhibits attached to each Collocate Schedule and incorporated therein by reference. The Services will be performed at the Space during the Term (as hereinafter defined) of the license relevant to the Space and any month-to-month extension thereof, if applicable. WTG does not warrant that the Services will be free from any interruptions for any reason whatsoever and WTG shall not be liable for any failure to provide the Services where such failure is due to an act of God, governmental control or other factors beyond the reasonable control of WTG.

     Customer shall abide by the Standard Specifications as set forth in Exhibits incorporated by reference in each Collocate Schedule. Customer agrees to maintain all of its Equipment placed in the Space at Customer's expense.

     Special terms and conditions, if any, relevant to a particular Space may be negotiated between the parties and set forth in the Collocate

                                    2 of 16
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Schedule(s).  Such special terms and conditions shall control in the event of a conflict between such terms and the terms stated herein.

     3. TERM, OPTIONS TO RENEW AND POSSESSION. The date on which the Customer's license to occupy the Space commences and the terms of the Customer's license to occupy the Space are set forth in the Collocate Schedule(s) (the "Initial Term").

     Subject to the conditions specified below in this Paragraph 3, Customer shall have the option, upon thirty (30) days' prior written notice to WTG, to renew its license to occupy the Space for the period(s) of time (the "Renewal Periods") and on the terms and conditions which are set forth in this Agreement and the Collocate Schedule relevant thereto. The Initial Term and any Renewal Periods are sometimes collectively referred to as the "Term".

     Customer's option to renew its license to occupy the Space shall be contingent on the election by WTG Affiliates to continue to own or lease the Premises in which the Space is located for the duration of the Renewal Period(s), such election to be exercised at the sole discretion of the appropriate WTG Affiliate.

     Following the expiration of the Initial Term or Renewal Period, if any, stated in the Collocate Schedule(s) or failure of the parties to enter into any Renewal Periods, Customer's license shall continue in effect on a month-to-month basis upon the same terms and conditions specified herein, unless terminated by either Customer or WTG upon thirty (30) days' prior written notice.

     If WTG fails for any reason to tender possession of the Space to Customer on or before the Commencement Date (specified in the Collocate Schedule relevant thereto) this Agreement shall not be void or voidable and WTG shall not be liable to Customer in any way as a result of such failure to tender possession. In the event that WTG is delayed in tendering possession of the Space to Customer for any reason other than the acts or omissions of Customer, Customer shall not be obligated to pay the Occupancy Fee (as hereinafter defined) hereunder until such time as WTG tenders possession of the Space to the Customer.

     4. OCCUPANCY FEE AND TAXES. Customer shall pay to WTG the Occupancy Fee set forth in each Collocate Schedule for the license to locate its Equipment in the Space described therein.

     The Occupancy Fee shall be payable in advance and without notice or demand and without abatement, deduction, counterclaim or setoff commencing

                                    3 of 16
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                                                                  Contract K-177



on the first day of the Term relevant to the license for the use of the Space and on the first day of each calendar month thereafter during the Term, and any month-to-month term if applicable (charges for partial months shall be prorated). The Occupancy Fee shall be increased by any increases to the rental incurred by WTG and required under the lease, if any, relevant to the Premises in which the Space is located (the "Lease"). Customer shall pay to WTG its pro rata share of any such increase based on the number of square feet of the Space compared to the number of square feet leased by WTG under the applicable Lease. Customer shall be liable to pay the increased Occupancy Fee when WTG becomes liable for such payments under the applicable Lease. WTG shall notify Customer of such increase as soon as practicable.

     In addition, Customer shall be fully responsible for the prompt payment of all federal, state or local taxes, however denominated, based on or calculated with respect to the amounts payable by the Customer pursuant to this Agreement (including but not limited to sales/use, rental and gross receipts taxes) and all taxes (including, but not limited to franchise, income and miscellaneous taxes) which are the liabilities of the Customer under (i) appropriate standard industry practices (including telecommunications, fiber optic and rental industries), (ii) applicable law and (iii) as otherwise agreed at any time between Customer and WTG notwithstanding that the incidence thereof may be on WTG; provided, however, the taxes on WTG's income and property shall be the sole responsibility of WTG.

     Customer agrees to indemnify, defend and hold WTG and WTG Affiliates harmless from any liabilities, costs, expenses (including without limitation, reasonable expenses of investigation and attorneys' fees and expenses), assessments, settlements or judgments arising out of or incident to the imposition, assessment or assertion by any taxing authority of any tax liability or increase in tax liability which is an obligation of Customer arising under this Agreement.

     5. SERVICE FEE AND BUILD-OUT FEE. Customer shall pay to WTG for the Services rendered pursuant to this Agreement the Service Fee set forth in each Collocate Schedule (the "Service Fee"). The Service Fee shall be payable in advance and without notice commencing on the first day of the Term relevant to the license for the use of the Space and on the first day of each Calendar month thereafter during the said Term, and any month-to-month term if applicable (charges for partial months shall be prorated). The Service Fee shall be paid without notice or demand and without deduction, counterclaim or setoff.

                                    4 of 16
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                                                                  Contract K-177



     Customer shall also pay to WTG the amount set forth in each Collocate Schedule as Customer's pro rata share of the cost of the improvements to the Space required to be made by WTG in order to permit WTG to provide the Services, excluding the Equipment (the "Build-out Fee"). The Build-out Fee shall be payable to WTG as compensation for such costs upon Customer's execution of the Collocate Schedule relevant to the Space in question. Upon payment of the Build-out Fee, Customer shall be deemed to own such improvements during the Term of the license relevant to the Space upon which such improvements are made.
Upon termination of the license, all of Customer's ownership rights in said improvements shall automatically terminate and be of no further force or effect.

     6. LANDLORD SERVICES. It is understood and agreed that WTG will not directly provide any of the services provided by the landlord of the Premises in which the Space is located (the "Landlord") to WTG under the appropriate Lease, but rather all services provided by the Landlord to WTG will be made available to Customer on the same basis as made available to WTG.

     WTG does not warrant that the use of the Space will be free from any interruptions for any reason whatsoever and WTG shall not be liable for any failure of the Space to be fit for the purpose to which Customer intends to put the Space.

     7. INSURANCE. Customer and Customer's contractors, if any, shall be required to provide and maintain at all times during the Term relevant to any license granted hereunder, during any thirty day removal period pursuant to Paragraph 8 of this Agreement and during any month-to-month term if applicable, the following types of insurance in the following minimum amounts, which insurance shall be issued by companies which have a best guide rating of at least A-11. Irrespective of the requirements as to insurance to be carried, the insolvency, bankruptcy, or failure of any such insurance for the Customer, or the failure of any such insurance company to pay claims that occur shall not be held to waive any of the provisions hereof.

           a. Worker's Compensation Insurance complying with the law of the state or states in which the work is to be performed, whether or not Customer or its contractors are required by such laws to maintain such insurance, and Employer's Liability insurance with the limit of $100,000 each occurrence; including all states except Nevada, North Dakota, Ohio, Washington, Wyoming and West Virginia. If it is necessary to work in any of the above mentioned states, Customer must participate in the state fund established there and provide evidence of Stop Gap coverage.

                                    5 of 16
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                                                                  Contract K-177



           b. Commercial General Liability insurance with a combined single limit of $1,000,000 each occurrence/$2,000,000 aggregate, against claims for bodily injury, death, and property damage. Such policy shall include coverage for all operations of Customer, including independent contractor's coverage, blanket contractual liability and the policy will be endorsed to eliminate exclusion of work, construction or demolition within fifty (50) feet of railroad trackage; broad form property damage including completed operations; and where applicable, property damage liability resulting from blasting or explosion, collapse or structural injury and/or subsurface operations. Such policy shall include no modifications that reduce the standard coverages provided under a Commercial General Liability policy form.

           c. Business Automobile Liability insurance with a single limit combined for bodily injury and property damage of $1,000,000 each occurrence to include coverage for all owned, non-owned and hired vehicles.

           d. Excess or Umbrella Liability coverage with a combined single limit of $1,000,000 per occurrence to be excess of (a) through (c).

     In the event coverage is denied or reimbursement of a properly presented claim is disputed by the carrier for insurance provided in (a) through (d) above, Customer shall, upon written request, provide WTG with a certified copy of the involved insurance policy or policies within ten (10) business days of receipt of such request, providing such disclosure shall not render the policy void or voidable by insurer as to the coverages and any other respects.

     WTG, WTG Affiliates and the Landlord shall not insure or be responsible for any loss or damage to property of any kind owned or leased by the Customer or its employees, servants and agents. Any policy of insurance covering the Equipment owned or leased by Customer against loss by physical damage shall provide that underwriters have given their permission to waive their rights of subrogation against WTG, WTG Affiliates and the Landlord, their directors, officers and employees, as well as their subsidiaries and affiliates, including the directors, officers and employees thereof.

     Customer and WTG hereby waive (and shall require of its contractors to waive) all expressed and/or implied rights of subrogation and each party waives all underwriters' rights of subrogation against such other

                                    6 of 16

                                                                  Contract K-177



party, its affiliates and the underlying Landlord, their shareholders, officers, directors, agents and employees, and the officers, directors, agents and employees of their corporate shareholders, providing such waiver of subrogation, in writing prior to loss, shall not render insurance policies or coverages void.

     The foregoing insurance shall be evidenced to WTG and the Landlord by certificates of insurance, with the exception of the Workers Compensation Insurance policy, the Landlord shall be named as an additional insured (the appropriate Landlord is identified in each Collocate Schedule) which shall be delivered to WTG upon initial payment of the Build-out Fee. The certificates of insurance shall show that the insurance is prepaid, and in full force and effect and that such insurance shall not be cancelled, non-renewed or decreased during the Term relevant to any license granted hereunder, or during any month-to-month term if applicable, without at least thirty (30) days' written notice to WTG. The maintenance of insurance by the Customer shall in no way limit or affect the extent of the Customer's liability.

     It is hereby agreed that the insurance requirements of this Paragraph 7 shall be the insurance requirements under this Agreement unless otherwise required by the Landlord pursuant to the Lease relevant to the Premises in question, in which event Customer hereby agrees to comply with the Landlord's requirements under the Lease, as the Lease may be modified from time to time.

     8. IMPROVEMENTS TO SPACE AND PREMISES; QUIET ENJOYMENT. In the event Customer desires to make improvements to the Space which improvements are deemed to be material and substantial as reasonably determined by WTG ("Material Improvements"), Customer shall submit all plans and specifications for such work to be performed in the Space to WTG for WTG's prior written approval, which approval shall not be unreasonably withheld or delayed. WTG shall submit all such plans and specifications for Material Improvements to the appropriate Landlord for the Landlord's prior written approval. No construction for Material improvements may commence until both of the foregoing consents are obtained. Customer covenants and agrees that its use of the Space will not interfere with WTG's use of its Premises or other tenants' use of their premises in the building in which the Premises are located. WTG covenants and agrees with Customer that WTG's use of the Premises and/or the use of the Premises by WTG's other customers will not interfere with Customer's use of the Space.

     Customer shall not employ any contractor to perform Material Improvements unless previously approved in writing by WTG which approval shall not be unreasonably withheld (and approved in writing by the

                                    7 of 16
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                                              Contract K-177



Landlord if required by the Lease). Customer and each contractor and subcontractor participating in performing Material Improvements shall guarantee that such work will be free from all mechanic's and/or material liens and free from any and all defects in workmanship and materials for the period of time which customarily applies in good contracting practice, but in no event for less than one (1) year after the acceptance of the work by Customer and WTG. The aforesaid guarantees of each such contractor and subcontractor and Customer shall include the obligation to repair or replace in a thoroughly first-class and workmanlike manner all defects in workmanship and materials without any additional charge. All the Material Improvements shall be contained in the contracts and subcontracts for performance of Customer's work and shall be written so that they shall inure to the benefit of WTG and Customer as their respective interests may appear. Such warranties and guarantees shall be so written that they can be directly enforced by either Customer or WTG, and Customer shall give to WTG any assignment or other assurance to effectuate the same.

     It shall be the Customer's responsibility to cause each of Customer's contractors and subcontractors to maintain continuous protection of premises adjacent to the Space in such manner as to prevent any damage to such adjacent property by reason of the performance of Customer's work.

     All of Customer's work shall be coordinated with all work being performed or to be performed by WTG and other tenants of the building in which the Premises are located. The contractor or subcontractor shall not at any time damage, injure, interfere with or delay the completion of any other construction within the building; and they and each of them shall comply with all procedures and regulations prescribed by WTG and the Landlord of the Premises for integration of Customer's work with the work to be performed in connection with the construction of the building, and all other construction within the building which comprises or contains the Premises.

     All fixtures, alterations, additions, repairs, improvements and/or appurtenances attached to or built into, on or about the Space prior to or during the Term of the license relevant thereto, whether by WTG at its expense or at the expense of Customer, or by Customer at its expense or by previous occupants of the Space, shall be and remain part of the Space and shall not be removed by Customer at the end of the Term of the license relevant to the Space. Upon the termination or expiration of the Term relevant to the Space, WTG shall allow Customer thirty (30) days from the date of such termination or expiration, at Customer's sole cost and expense, to remove all trade fixtures (including, but not limited to,

                                    8 of 16
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                                                                  Contract K-177



equipment racks, rectifiers/chargers, batteries, AC power conditioning equipment, telecommunication switching equipment, channel banks, etc.) installed by Customer, provided that the Space is restored by Customer to its condition before the installation of such items and that all such work (including restoration) is performed in accordance with the other provisions of this Agreement. If Customer shall fail to complete such removal and restoration, within the aforesaid thirty (30) day time period, all such trade fixtures remaining within the Space or at the Premises shall be the sole property of WTG.

     All work affecting the Space shall be in compliance with all laws, ordinances, rules, regulations, orders and directives of governmental and quasi-governmental bodies and authorities having jurisdiction over the Premises and the Space from time to time and Customer shall obtain and keep in effect all licenses, permits and other authorizations required with respect to the business conducted by Customer within the Space.

     9. EMERGENCY PHONE NUMBERS. Customer shall provide WTG with means of access to the Space and except in the case of an emergency, upon not less than twenty-four (24) hours' notice, WTG shall have the right to enter the Space for the purpose of inspecting the same. Customer shall, upon execution of this Agreement, provide WTG with a twenty-four (24) hour maintenance number for trouble notification and resolution by inserting said telephone number(s) in the Collocate Schedule(s). In addition, Customer shall place such number at a visible location outside the Space.

     10. SOLE USE OF SPACE BY CUSTOMER. Customer acknowledges that it has been granted only a license to occupy the Space and that it has not been granted any real property interests in the Space and that neither this Agreement nor any interest created herein will be assigned, mortgaged, subleased, encumbered or otherwise transferred, and that neither the Space nor any part thereof will be encumbered in any manner by reason of any act or omission on the part of Customer, or used or occupied, or permitted to be used or occupied, by anyone other than Customer. Any attempt to allow the use or occupation of the Space by anyone other than Customer to assign, mortgage, sublease or encumber any rights under this Agreement by Customer shall, unless otherwise agreed to in writing by WTG, be void and in such event, WTG shall have the right to terminate this Agreement as to any or all Space occupied by Customer. Such written agreement by WTG shall be subject to the sole discretion of WTG.

     11. DEFAULT. If any payment due pursuant to this Agreement shall remain unpaid for a period of ten (10) days after the same shall become due and payable, if Customer fails to perform or fulfill any other

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                                                                  Contract K-177



covenant or provision of this Agreement and any such matter is not remedied within thirty (30) days after the receipt of written notice thereof from WTG or if Customer should interconnect with any other party without written consent from WTG pursuant to Paragraph 1 of this Agreement, then Customer shall be in default under this Agreement and any license granted hereunder shall thereupon, at WTG's sole option and by virtue of this express stipulation, expire and terminate and be of no further force or effect as to any or all Space occupied by Customer. In the event of default by Customer, Customer agrees to pay any and all reasonable costs incurred by WTG in the enforcement of this Agreement, including reasonable attorney's fees. Any extension of time granted to Customer by WTG to cure a default shall be effective if made in writing. The granting of such an extension by WTG or failure to act with respect to a default by Customer or waiver of a default by Customer shall not constitute a permanent waiver by WTG of its rights hereunder with respect to any future act or default by Customer, which is the same or similar, or any failure to cure such default upon the expiration of any extension granted by WTG to Customer.

     Customer shall be in default under this Agreement if Customer is in default under any other agreement between Customer and WTG, and Customer shall be in default under any other agreement between Customer and WTG if Customer is in default under this Agreement.

     12. NOTICES. All notices, consents, and other communications required or permitted hereunder shall be in writing and shall be mailed or delivered as follows (or to such additional or other persons, at such other address or addresses as any be designated by notice of the appropriate party.)

     TO WTG:        WILLIAMS TELECOMMUNICATIONS SERVICES, INC.
                    One Williams Center
                    P.O. Box 21348
                    Tulsa, Oklahoma 74121
                    Attention:  Contract Administration

     To Customer:   Southern Interexchange Facilities, Inc.
                    ------------------------------------------
                    113 South Main Street
                    ------------------------------------------
                    P. O. Drawer E
                    ------------------------------------------
                    Arab, Alabama  35016
                    ------------------------------------------

                    Attention:  Vice President, Network and
                               -------------------------------
                                 General Counsel
                               -------------------------------

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     Mailed communications shall be sent by United States certified or registered mail, postage prepaid or by a generally recognized overnight delivery system such as Federal Express Service. Such communications shall be deemed effective upon delivery to WTG or Customer, as the case may be, at their respective addresses stated above.

     13.   LIMITATION OF LIABILITY AND INDEMNIFICATION.

     (A) Except for actual damages to the Space and/or the Equipment knowingly and willfully caused by WTG, its agents, employees or affiliated companies, WTG's liability for damages incurred by Customer for any other cause whatsoever shall be limited to the charges due WTG under this Agreement. As used in this Subparagraph 13(A) the term "actual damages" shall mean the cost to restore the Space to a state substantially similar to that which existed as of the Commencement Date and the cost to repair the Equipment to a state of working order or the replacement value of the Equipment if such damage renders said Equipment beyond a reasonable state of repair.

     (B) Neither Customer nor WTG shall be liable to each other for any incidental, indirect, special, consequential, punitive or reliance damages of any nature whatsoever regardless of the foreseeability thereof (including, but not limited to, any claim from any client, customer or patron for loss of services, lost profits or lost revenues) arising under or in connection with this Agreement, or the performance thereunder, from any breach or partial breach or potential breach of the provisions of this Agreement or arising out of any act or omission by either WTG or Customer, their respective employees, servants or agents whether based on breach of contract, breach of warranty, negligence or any other theory of liability.

     (C) Customer shall indemnify, defend and hold harmless WTG from any claims, demands, actions, damages, liability, judgments, expenses and costs (including attorneys' fees) arising from Customer's use of the Space or Services, or the use by any third party (e.g., Customer's customers) of the Space or Services (unless caused by WTG's willful misconduct), or by reason of any breach or nonperformance of any covenant or obligation of Customer herein, or the violation of any law or regulation by Customer. Customer's obligation to assume, protect, defend, indemnify and save WTG harmless shall extend to WTG's officers, directors, agents and employees of any corporate shareholder of WTG, and shall continue for so long as any of the named indemnities may be subjected to claims or suits calling for such obligations provided, however, that Customer shall not be obligated to indemnify, defend or hold harmless WTG and the named indemnitees from claims, demands, actions, damages, liability, judgments, expenses and costs arising from or asserted by third parties against WTG on account of

                                    11 of 16
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                                                      Contract K-177

physical property damage to such third party's property located upon the Premises (exclusive of the Space) or personal injury to such third party to the extent such damage is caused by any negligence or willful misconduct of WTG or its agents or employees.

     (D) WTG shall have no liability of any kind whatsoever to any person, firm or entity for any act or omission of WTG, its agents or employees excepting and only as follows: WTG, at its own expense will indemnify Customer and hold Customer harmless with respect to any and all loss, damage, liability or expense asserted against Customer by a third party on account of any physical property damage to such third party's property located upon the Premises (exclusive of the Space) or personal injury to such third party to the extent caused by the negligence or willful misconduct of WTG or its agents or employees arising out of WTG's performance of this Agreement. WTG's obligation to indemnify and hold Customer harmless shall extend to Customer's officers, directors, employees, agents and employees of any corporate shareholders of Customer, and shall continue for so long as any of the named indemnities may be subject to claims or suits calling for such obligations.

     14. USE. At any time during the term of this Agreement, WTG may, at WTG's sole option, immediately terminate this Agreement if Customer is not then maintaining the Equipment solely for the purpose of originating and/or terminating telecommunications transmissions carried over the WTG Network. Customer further understands and agrees that WTG shall only respond to requests by WTG interexchange service customers (as designated in writing by Customer to WTG from time to time) to interconnect the Equipment with the WTG Network and the specifics regarding each interconnection, including but not limited to the operating performance of each interconnection. Nothing provided for herein shall exclude Customer from becoming an interexchange service customer of WTG. If, however, Customer is a party for which WTG is maintaining an interconnection between the WTG Network and the Equipment, then customer shall at all times maintain not less than $10,000.00 per month in current charges from WTG for
                       ----------
interexchange service capacity and for which at least a portion of such interexchange capacity originates and/or terminates in the Space in question. If Customer is such a sole interconnect party and fails to maintain $l0,000.00 per
                                                                 ----------
month or more in current charges, WTG shall have cause, at its sole option and upon ninety (90) days advance written notice to Customer, to terminate this Agreement with respect to the Space in question.

     15. EMINENT DOMAIN. In the event of a taking by eminent domain (or a conveyance by any Landlord of all or any portion of the Premises to an entity having the power of eminent domain after receipt of actual


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notice of the threat of such taking) of all or any portion of the Premises so as to prevent, in WTG's sole discretion, the utilization by Customer of the Space in the Premises, this Agreement shall terminate as of the date of such taking or conveyance and the Occupancy Fee and Service Fee paid or to be paid by Customer shall be reduced accordingly. Except as set forth below, Customer shall have no claim against WTG for the value of the unexpired Term of the license affected thereby (or any portion thereof) or any claim or right to any portion of the amount that might be awarded to the Landlord of the Premises or WTG Affiliates as a result of any such payment for condemnation or damages. Nothing contained in this Agreement should prohibit Customer from seeking any relief or remedy against the condemning authority in the event of an Eminent Domain proceeding or condemnation which affects the Space.

     16. DAMAGE TO PREMISES. If the building in which the Premises are located is damaged by fire or other casualty, WTG shall give immediate notice to Customer of such damage. If a Landlord or WTG Affiliate exercises an option to terminate a particular Lease due to damage or destruction of the Premises subject to such Lease, or such WTG Affiliate decides not to rebuild such building or portion thereof in which the Space is located, this Agreement shall terminate as of the date of such exercise or decision as to the affected Space and the Occupancy Fee and Service Fee paid by Customer shall be modified accordingly. If neither the Landlord of the affected Premises nor the WTG Affiliate exercises the right to terminate, WTG Affiliates shall repair the particular Space to substantially the same condition it was in prior to the damage, completing the same with reasonable speed. In the event that such WTG Affiliate shall fail to complete the repair within a reasonable time period, Customer shall thereupon have the option to terminate this Agreement with respect to the affected Space, which option shall be the sole remedy available to Customer against WTG and WTG Affiliates under this Agreement relating to such failure. If the Space or any portion thereof shall be rendered untenable by reason of such damage, the Occupancy Fee and Service Fee for such Space shall proportionately abate, based on the amount of square footage which is rendered untenable, for the period from the date of such damage to the date when such damage shall have been repaired for the portion of the Space rendered untenable. Customer shall have the option to terminate this Agreement at any time after the expiration of thirty (30) days from the date of the fire or casualty affecting the Space, if WTG fails to inform Customer in writing of its decision to rebuild or repair the Space.

     17. SUBORDINATION. Customer hereby agrees that this Agreement shall be subject and subordinate to any mortgage, trust deed or deed of trust or lease that has heretofore been or may hereafter be placed upon


                                   13 of 16

                                                      Contract K-177



the Premises wherein the Space is located, or any part thereof. Any license granted hereunder shall not be granted in controvention of any mortgage, trust deed or deed of trust or lease pursuant to the underlying lease or the same shall be voidable by WTG.

     18. LIEN ON EQUIPMENT. WTG shall have no rights to or interest in the Equipment other than statutory rights granted a landlord with respect to the property of a tenant (commercial or residential). In all other respects, the Equipment shall remain the sole property of Customer. However, in the event Customer fails to pay WTG for amounts due hereunder and is in default of this Agreement, WTG shall have a lien upon the Equipment and all other personal property of the Customer which may be located in or upon the Premises. Such lien, subject to the rights of third parties, if any, with security interests in the Equipment, may be enforced by WTG for Customer's failure to pay amounts due hereunder by the taking and selling of such Equipment and/or property, said sale to be made upon thirty (30) days' written notice served upon the Customer, or such lien may be enforced in any other manner at the sole option of WTG. The lien provided for herein shall not be recordable as a security interest in the Equipment and shall only arise in the event Customer is in default of this Agreement.

     19. ASSIGNMENT -- CHANGE IN CONTROL. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors or assigns. Except as security for financing or in connection with the enforcement of the security interests so granted, Customer shall not assign or transfer this Agreement to any third party which is not an existing affiliate or subsidiary of Customer as of the date of this Agreement without the prior written consent of WTG, which consent may be granted or withheld at the sole discretion of WTG. A transfer or assignment of this Agreement shall include a sale of all or substantially all of the assets of Customer or a change in control of Customer. "Change in control" means that (i) a person, corporation, entity or group acquires, directly or indirectly, the beneficial ownership of 50% or more of the issued and outstanding stock of Customer in a single or series of transactions, or (ii) Customer is a party to a merger, consolidation or similar transaction and following such transaction 50% or more of the issued and outstanding securities of Customer are beneficially owned by said person, corporation, entity or group. In the event Customer shall require the purchaser, as a condition of such sale, to agree that the purchaser will assume this Agreement and continue to perform all of the obligations of the Customer under this Agreement. With respect to a change in control of Customer, this Agreement shall continue in force and the parties shall continue to perform their respective obligations and



                                   14 of 16

                                                      Contract K-177



retain their respective rights in accordance with the terms and conditions specified herein.

     20. ENTIRE AGREEMENT MODIFICATION OF AGREEMENTS. This Agreement and the Collocate Schedule(s) identified herewith and made a part hereof contain all agreements of the parties with respect to the Space delineated in each
Collocate  Schedule.   No  prior  agreement  or  understanding pertaining to
such Space shall be effective. This Agreement may be modified in writing only when signed by the parties in interest at the time of modification. Customer specifically acknowledges that neither WTG nor any agent or employee of WTG has made any representations, warranties or promises except as herein expressly set forth in this Agreement and the Collocate Schedule(s) identified herewith.


     21. NO WAIVERS. A waiver by either party of any of the covenants or agreements hereof to be performed by the other party shall not be construed to be a waiver of any succeeding breaches thereof or of any other covenants or agreements herein contained to be performed by the other party.


     22. EFFECT OF UNENFORCEABLE PROVISIONS. A determination by a court of competent jurisdiction that any provision of this Agreement or any part hereof is illegal or unenforceable shall not cancel or invalidate the remainder of such provision or other provisions of this Agreement which shall remain in full force and effect.


     23. NATURE OF RELATIONSHIP OF PARTIES. Nothing contained herein shall be deemed to create a relationship between Customer and WTG of employer and employee, master and servant, principal and agent, contractor and subcontractor, co-venturers, partners or any similar relationship within the meaning of any law or otherwise. This Agreement shall not constitute either party as the agent for or principal of the other.


     24. REPRESENTATIONS AND WARRANTIES. Each party represents and warrants that it has taken all requisite corporate or partnership action to approve execution, delivery and performance of this Agreement and that this Agreement constitutes a legal, valid and binding obligation enforceable against it in accordance with its terms.



                                    15 of 16

                                                      Contract K-177



       25.  GENERAL PROVISIONS.   (A) The Space provided hereunder is subject to
the condition that it will not be used for any unlawful purpose; (B) This Agreement shall be construed under the laws of the State of Oklahoma without regard to choice of law principles; (C) The terms and provisions contained in this Agreement that by their sense and context are intended to survive the performance thereof by the parties hereto shall survive the completion of performance and termination of this Agreement, including, without limitation, the making of any and all payments due hereunder; (D) Descriptive headings in this Agreement are for convenience only and shall not affect the construction of this Agreement; (E) Words having well-known technical or trade meanings shall be so construed, and all listings of items shall not be taken to be exclusive, but shall include other items, whether similar or dissimilar to those listed, as the context reasonably requires; (F) No rule of construction requiring interpretation against the draftsman hereof shall apply in the interpretation of this Agreement.


     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.

WILLIAMS TELECOMMUNICATIONS
   SERVICES, INC.
with and on behalf of
WTG Affiliates                    Southern Interexchange Facilities, Inc.
                                  ---------------------------------------
                                               (Customer)

BY: /s/ C.M.Cole                  BY: /s/ Melvin R.Patterson
   -------------------------         ------------------------------------
         (Signature)                             (Signature)

          C.M. Cole                          Melvin R. Patterson
   -------------------------         ------------------------------------
        (Print Name)                            (Print Name)

       Vice President                          Vice President
   -------------------------         ------------------------------------
          (Title)                                  (Title)

                                  16  of  16

                                                         Contract No.    K-177
                                                                       ---------
                                                         Schedule No.    K-177A
                                                                       ---------
                                                         Amendment No.    N/A
                                                                        --------
                                                         Page 1 of 7

                              Collocate Schedule
                              ------------------

          This Collocate Schedule is made this 7th day of January, 1991, and
                                              -----       -------    --
subject to all definitions, terms and conditions of the Collocate Agreement dated January 7, 1991, between Williams Telecommunications Services, Inc.
      ---------    --
("WTG"), a wholly owned subsidiary of Williams Telecommunications Group, Inc. with and on behalf of WTG Affiliates and Southern Interexchange Facilities, Inc.
                                         ---------------------------------------
("Customer").

 1.       Premises:
          ---------

                              Williams Telecommunications Group
                              --------------------------------------------------

                              525 North Court Street
                              --------------------------------------------------

                              Montgomery, AL 36104
                              --------------------------------------------------


                              --------------------------------------------------

 2.       WTG Affiliate:      WTG - East      , Inc.
          --------------      --------------------------------------------------

 3.       Initial Term:       Equal to the period between the Commencement Date
          -------------       and the Termination Date
                              --------------------------------------------------

          Commencement Date:  February 1, 1991
          ------------------  --------------------------------------------------

          Termination Date:   January 31, 1992
          -----------------   --------------------------------------------------

 4.       Renewal Period(s):  None
          ------------------  --------------------------------------------------

 5.       Occupancy and Services Charges:
          -------------------------------

          Occupancy Fee:  $   26.00 per month (   20    square feet = 1 Rack)
                           --------            --------

          Service Fee:    $  124.00 per month.
                           --------

          Build-out Fee:  $  2,500.00   payable upon execution of Collocate
                           ------------
                                        Schedule.

                                             Contract No.  K-177
                                                         ----------
                                             Schedule No.  K-177A
                                                         ----------
                                             Amendment No. N/A
                                                          ---------
                                             Page 2 of 7


6.     Customer 24 Hour Maintenance Number: (205) 586-1500
       ------------------------------------  ---  --------

7.     Landlord Information:  None
       ---------------------


8.     Special Terms and Conditions:
       ----------------------------

       A) The Service Fee shall be subject to an annual increase which shall be the current Service Fee prices, generally available to any WTG customer.



9. WTG will provide the services and improvements at the Space described herein as set forth in Exhibit I which is identified with this Collocate Schedule and subscribed to by Customer and WTG.

10. Customer agrees to abide by the specifications set forth in Exhibit II which is identified herewith and subscribed to by the Customer and WTG.

                                                         Contract No.  K-177
                                                                      --------
                                                         Schedule No.  K-177A
                                                                      --------
                                                         Amendment No.   N/A
                                                                      --------
                                                         Page 3 of 7




11.     Delineation of Space:   Montgomery, AL
        ---------------------

                 [GRAPHIC OF BUILDING BLUEPRINT APPEARS HERE]


WILLIAMS TELECOMMUNICATIONS
  SERVICES, INC.
with and on behalf of
WTG AFFILIATES                                  Southern Interexchange
                                           --------------------------------
                                                   (Customer)


BY:  /s/ C. M. Cole                        BY:  /s/ Melvin R. Patterson
   --------------------------------        --------------------------------
        (Signature)                                (Signature)


         C. M. Cole                              Melvin R. Patterson
   --------------------------------        --------------------------------
        (Print Name)                               (Print Name)

        Vice President                             Vice President
   --------------------------------        --------------------------------
        (Title)                                    (Title)

                                             Contract No.  K-177
                                                         --------
                                             Schedule No.  K-177A
                                                         --------
                                             Amendment No.   N/A
                                                          -------
                                             Dated  January 7, 1991
                                                   ----------------
                                             Page 4 of 7


                                   EXHIBIT I

                     SERVICE EXHIBIT TO COLLOCATE SCHEDULE



1. Backup DC electrical power, including batteries and shared use of an emergency generator to the extent such generator exists and is maintained to support the Premises.

2.   Halon or Sprinkler System.

3.   DC power adequate for Customer's consumption for  20  AMPs.
                                                       --
4. Single or A & B DC power cable feed for a maximum requirement of AMPs. A & B DC power feed must be specifically requested.

5.   AC power and outlets for test equipment.

6.   Lighting.

7.   Ground buss and cable interconnect.

8. Cable ladder racks to support the interconnect and power cables to Customer's Space.

9.   Interconnection between WTG and Customer on WTG end only.

10. Buildout of walls, floors and ceiling according to building standard specifications.

11. Heating, ventilating and air conditioning adequate to handle up to 10,000 watts of power dissipation per location. An additional pro rata charge for usage in excess of 10,000 watts dissipation per location will be assessed.

12. General and administrative services directly relating to the provision of the above listed Services.

                                            Contract No.  K-177
                                                        --------
                                            Schedule No.  K-177A
                                                        --------
                                            Amendment No.   N/A
                                                         -------
                                            Dated January 7, 1991
                                                  ---------------
                                            Page 5 of 7

                                  EXHIBIT II


                        STANDARD SPECIFICATIONS EXHIBIT
                             TO COLLOCATE SCHEDULE


The following are standard specifications for collocate space provided at various locations by a subsidiary of Williams Telecommunications Group, Inc.
(WTG). The Customer is hereby notified of, and shall comply with, these specifications as conditions of collocation.

I.  AC Power

    A. A 20-amp four-plex AC receptacle will be provided in each caged collocate area and for every third relay rack per relay-rack lineup. The AC protective grounds serving all 120V AC electrical convenience receptacles and direct-wired peripheral equipment located in the isolated ground zone (IGZ) should be connected directly to the ground window busbar (GWB). These conductors shall be sized in accordance with normal "green wire" criteria and, for identification purposes, both ends of each appearance shall be marked with a single-width, two-layer wrap of yellow plastic tape. In addition, tags shall be used at the GWB connection and at each terminating point to indicate the green wire is a "GWB isolated ground wire." All such circuits must terminate in Isolated #5262-IG orange receptacles. These receptacles have green wire ground lugs that are electrically isolated from their metal mounting tabs.

        NOTE: The master ground bar (MGB) is the common ground point between the ground grid and all other grounding connections. With this procedure, the intent of the National Electric Code (NEC) common grounding via the MGB-GWB distribution panel connection is observed. If strict adherence to the NEC prevents green wire connection directly to the GWB, the green wire serving these receptacles may be routed through (but not grounded to) the nearest panel board or breaker box, then brought to the GWB ground.

                                            Contract No.  K-177
                                                        --------
                                            Schedule No.  K-177A
                                                        --------
                                            Amendment No.  N/A
                                                         -------
                                            Dated January 7, 1991
                                                  ---------------
                                            Page 6 of 7



II.  DC Power

     A.  Nominal 50 + 6V DC battery and charger supply with a minimum of four-
                    -
         hour reserve will be provided by the Service Provider.

     B. All DC power conductors shall be sized for a maximum of l.25V DC drop from the WTG power distribution panel to the customer equipment. If an intermediate distribution bay is provided, this is divided .75V from WTG to intermediate and .5V from intermediate to customer.

     C. A low-voltage (46V) and high-voltage (57V) battery alarm will be monitored by the Service Provider.

     D. Redundant chargers of adequate size will be provided by WTG so that in the event of a charger-failure the full load will be supplied to customers' equipment. A charger-failure alarm will be monitored by the Service Provider.

III. Grounding

     A.  A separate, insulated GWB will be provided by WTG in the IGZ.

     B. The grounding conductor supplied by WTG between the MGB and the GWB shall be equal in size, or larger than, the largest conductor.

     C. The resistance of the conductor between the MGB and GWB shall be less than, or equal to, 0.0005 ohms and comply with Item III.B.

     D. All relay racks will be isolated from ground using insulators, pads and bushings, if required by WTG.

     E. All cable racks will be insulated from the walls, ceiling, fencing, and building structure. In addition, cable racks entering the IGZ will be electrically isolated from those within the IGZ using insulators and bushings when required by WTG.

                                                          Contract No. K-177
                                                                      -------
                                                          Schedule No. K-177A
                                                                      -------
                                                          Amendment No.  N/A
                                                                       ------
                                                          Dated January 7, 1991
                                                                ---------------
                                                          Page 7 of 7


IV.  Environmental

     A. The ambient temperature will be maintained by WTG between 60-80 degrees F with an objective of 20-65% humidity. The equipment should be designed to operate satisfactorily between 40-100 degrees F with 5-95% (non-condensing) humidity. Low (4O degrees F) and high (l00 degrees F) temperature alarms will be monitored by the Service Provider.

     B. All concrete floors will be covered with vinyl tile and maintained with anti-static wax.

V.   Interconnection

     A.  The Customer will terminate its end of the interconnect.

     B. All cables required to interconnect to the Customer will be provided by WTG.

                                                   [LOGO OF WILTEL APPEARS HERE]
                          DIGITAL SERVICE DESCRIPTION
FORM 03-CUB-1010 REV 2/92   (CARRIER SERVICE ONLY)      WilTel SO #_____________

     WilTel, Inc. agrees to provide and Customer agrees to accept the Service described below for the Service Commitment Period and change below subject to the terms and conditions contained in WilTel Digital Service Agreement with Customer DSA # 517-91071. Customer agrees that terms that do not conform with the terms of said Agreement or WilTel published terms, including but not limited to City and Circuit availability, Requested Service Dates and Charges for the Service shall not be binding on WilTel and are objected to until accepted by an Authorized Headquarters Representative of WilTel.

------------------------------------------------------------------------------------------------------------------------------------
Billing Name    DELTACOM                                                        WXX #    NYI-21485
             ------------------------------------------------------------------       --------------------------------------------
Billing Address                                                                 Customer #  51371
                ---------------------------------------------------------------            ---------------------------------------
                                                                                Service Commitment Period
-------------------------------------------------------------------------------                          -------------------------
Billing Contact                                 Phone (    )                                    12 Months
                -------------------------------             ------------------- --------------------------------------------------
Order Contact    Mel Patterson                  Phone (205)  586-1301           Requested Service Date    8/1/94
              ---------------------------------             -------------------                        ---------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                            ORDER TYPE
------------------------------------------------------------------------------------------------------------------------------------
New [_]     Change [_]     Disconnect [_]      Cancel [_]        Supplement [_] #
                                                                                  ------------------------------------------------
Remarks/Reason
               -------------------------------------------------------------------------------------------------------------------

  --------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                         EXPEDITE REQUEST
------------------------------------------------------------------------------------------------------------------------------------
The above listed Requested Service Date represents an expedited interval. This is customer authorization for a WilTel internal expedite and/or Local Exchange Carrier expedite. Signed in advance by: ___________________________________________________________
                                                                       Customer Signature/Title/Date
------------------------------------------------------------------------------------------------------------------------------------
                                                          WilTel CHARGES
------------------------------------------------------------------------------------------------------------------------------------
Interexchange Service                                   LOCATION A                                 LOCATION Z
    11DC-3                      CKT Qty/Type    BRHM, AL                                            JCVL, FL
-------------------------------              ---------------------------------  --------------------------------------------------
$    15,666                     Single Circuit IXC Monthly Charge $ 15,666      Total Monthly IXC
 ------------------------------                                    -----------
$      0                        Single Circuit IXC Installation $     0         Total IXC Installation
 ------------------------------                                  -------------
        373               Miles V&H Mileage [_] Route Mileage [_] $  .0625      Voice Grade Equivalent
-------------------------                                          -----------
Monthly Recurring Ancillary Charges/Description
$______________________________ __________________________________________________________________________________________________
$______________________________ __________________________________________________________________________________________________
$______________________________ __________________________________________________________________________________________________
Non-Recurring Ancillary Charges/Description
$______________________________ __________________________________________________________________________________________________
$______________________________ __________________________________________________________________________________________________
$______________________________ __________________________________________________________________________________________________
------------------------------------------------------------------------------------------------------------------------------------
                                                  ESTIMATED LOCAL ACCESS CHARGES
------------------------------------------------------------------------------------------------------------------------------------
LOCATION A____________________________________________________  LOCATION Z________________________________________________________
Local Access Billed By WilTel [_]   LEC [_]                     Local Access Billed By WilTel [_]   LEC [_]
Monthly Recurring/Description                                   Monthly Recurring/Description
$_______________________   ___________________________________  $_______________________   _______________________________________
$_______________________   ___________________________________  $_______________________   _______________________________________
$_______________________   ___________________________________  $_______________________   _______________________________________
Non-Recurring/Description                                       Non-Recurring/Description
$_______________________   ___________________________________  $_______________________   _______________________________________
$_______________________   ___________________________________  $_______________________   _______________________________________
$_______________________   ___________________________________  $_______________________   _______________________________________
------------------------------------------------------------------------------------------------------------------------------------
Remarks   Renew the existing DS-3 CKT (NYI-21485) for a 12 month term effective 8/1/94. IXC MRC will be $15,666.
       ---------------------------------------------------------------------------------------------------------------------------
  --------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
IN WITNESS WHEREOF the parties have executed this Service Description on the __________ day of _________________________, 19______.

-----------------------------------------------------------------  ---------------------------------------------------------------
Sales Representative Signature                                     Customer Name

                                                                   /s/ Mel Patterson
-----------------------------------------------------------------  ---------------------------------------------------------------
Sales Management                                                   Authorized Representative Signature

                                                                   ---------------------------------------------------------------
                                                                   Order Contact Signature
Headquarters Acceptance:

-----------------------------------------------------------------
Authorized                                                         [_] Customer Acknowledges 3rd Party Testing.

-----------------------------------------------------------------  Signature
Title                                                                       ------------------------------------------------------

                     CUSTOMER NOTIFICATION AND CONSENT TO
                   CHANGE OF CONTROL OF COLLOCATE AGREEMENT

LICENSOR: Williams Telecommunications Services, Inc. ("WilTel")

LICENSEE / CUSTOMER: Southern Interexchange Facilities, Inc. ("SIF") /
                     DeltaCom, Inc. ("DeltaCom")

COLLOCATE
AGREEMENT:      Contract K-177

DATED:          January 7, 1991

PREMISES:       Williams Telecommunications Group
                525 North Court Street
                Montgomery, AL 36104
                Schedule No. K-177A.

NEW OWNERS: ITC Holding Company, Inc., a Delaware corporation ("ITC")

1. On December 31, 1993, SIF merged into DeltaCom. The management, owners, and day to day operations for SIF remained the same under the name DeltaCom, Inc.

2. On October 27, 1995, the stockholders of DeltaCom entered into an agreement with ITC that will result in the sale of 100% of DeltaCom, Inc.'s stock. ITC does not have an existing long distance telephone operation and intends that DeltaCom shall continue to operate as an on-going business upon the consummation of the contemplated transaction which is expected to close January 6 or 7, 1996.

3. Therefore, as referenced in the paragraph 19, entitled "ASSIGNMENT -- CHANGE IN CONTROL" on page 14 of the aforementioned agreement, DeltaCom requests approval of WilTel of DeltaCom's intent to change control and WilTel's consent to continue DeltaCom's rights and obligations under this Agreement under the new ownership of ITC.

Williams Telecommunications Service, Inc.          DeltaCom, Inc.

By: /s/ [SIGNATURE ILLEGIBLE]                      By:      /s/ Tom Mullis
    ----------------------------                       -------------------------

Its: VP - Data:Broadband                           Its:        EXEC. V.P.
     ---------------------------                        ------------------------

Date: 1-10-96                                      Date:      DEC. 13, 1995
      --------------------------                         -----------------------